UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2004

HOLLINGER INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14164	95-3518892
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

712 Fifth Avenue
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 586-5666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EX-99.1: ERRATA SHEET OF REPORT OF SPECIAL COMMITTEE
EX-99.2: CORRECTED REPORT OF SPECIAL COMMITTEE

ITEM 8.01 OTHER EVENTS

        Hollinger International Inc. (the “Company”) hereby amends Item 8.01 Other Events and Item 9.01 Financial Statement and Exhibits of its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 31, 2004 in order to file a corrected version of the report of the Special Committee of the Company’s Board of Directors. On November 1, 2004, the Company filed with the U.S. District Court for the Northern District of Illinois (the “Illinois Court”) an errata sheet of changes (the “Errata Sheet”) to the report of the Special Committee formed by the Board of Directors to investigate, among other things, certain management fees and purported non-compete payments made to Hollinger Inc., the Company’s former Chairman, Conrad Black, and other executives. Subsequent to the filing of the Errata Sheet, the Company prepared a corrected version of the Special Committee’s report which incorporates the changes reflected in the Errata Sheet. A copy of the Errata Sheet is attached hereto as Exhibit 99.1. A copy of the corrected Special Committee’s report is attached hereto as Exhibit 99.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) None.
(b) None.
(c) Exhibits.

EXHIBIT NUMBER	DESCRIPTION OF EXHIBITS
Exhibit 99.1	Errata Sheet of the Report of the Special Committee of the Company filed with the U.S. District Court for the Northern District of Illinois on November 1, 2004

Exhibit 99.2	Corrected Report of the Special Committee of the Company

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLINGER INTERNATIONAL INC.
(Registrant)

Date: December 15, 2004	By:	/s/ James R. Van Horn

	Name:	James R. Van Horn
	Title:	VP, General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION OF EXHIBITS
Exhibit 99.1	Errata Sheet of the Report of the Special Committee of the Company filed with the U.S. District Court for the Northern District of Illinois on November 1, 2004

Exhibit 99.2	Corrected Report of the Special Committee of the Company